SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 December 24, 1999

ADVANTA Mortgage Loan Trust 1998-4A,  1998-4B, 1998-4C

New York                          333-52351-02                 "Pending"
                                  333-52351-03
                                  333-52351-04


c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the November 1999 Monthly Period of the Trust in respect of the Mortgage Backed Notes, Series 1998-4, Class A, Class B and Class C (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the November 1999 Monthly
                                Period relating to the Mortgage Backed Notes
                                Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan
                                Trust 1998-4A, 1998-4B, 1998-4C.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the November 1999 Monthly
                 Period relating to the Mortgage Backed Notes, Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan Trust 1998-4A, 1998-4B, 1998-4C.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-4A, 19984-B, 1998-4C.

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



December 31, 1999

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4A

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
A                    650,000,000      550,476,37       2,981,59        9,461,5     12,443,102.74
A Certificate                                          1,218,59                      1,218,597.82

Totals               650,000,000      550,476,37       4,200,19        9,461,5     13,661,700.56

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
A                                                  541,014,867.      6.290000%     7.181250%
A Certificate                                                              NA            NA

Totals                                             541,014,867.87

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
A                   00755WGC4         846.886733       4.587068      14.556167     19.143235    832.330566
A Certificate                           0.000000       1.874766       0.000000      1.874766      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust A          Principal Balan  14,109,961.48   3,293,784.34     847,916.83  8,135,252.15  1,899,062.92
                 % of Pool Balan        2.49398%       0.58219%       0.14987%      1.43793%      0.33567%
                 Number of Loans             264             68             20           135            35
                 % of Loans             2.94873%       0.75952%       0.22339%      1.50787%      0.39093%

                                Loans
                                in
                                Foreclosure
Trust A          Principal Balan        11,407,277.14
                 % of Pool Balan        2.01627%
                 Number of Loans             211
                 % of Loans             2.35675%

General Mortgage Loan Information:
                                                                                               Trust A
Beginning Aggregate Mortgage Loan Balance                                                   575,222,596.28
Prefunding                                                                                           0.00
Principal Reduction                                                                          9,461,508.61
Ending Aggregate Mortgage Loan Balance                                                      565,761,087.67

Beginning Aggregate Mortgage Loan Count                                                               9108
Ending Aggregate Mortgage Loan Count                                                                  8953

Current Weighted Average Coupon Rate                                                             9.621357%
Next Weighted Average Coupon Rate                                                                9.611112%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust A
Scheduled Principal                                                                            802,892.70
Curtailments                                                                                         0.00
Prepayments                                                                                  8,246,657.12
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           411,958.79
Other Principal                                                                                      0.00

Less: Realized Losses                                                                         (101,715.40)

Total Principal Reduction                                                                         9,359,793.21

Servicer Information:
                                                                                               Trust A
Accrued Servicing Fee for the Current Period                                                         239,676.08
Less: Amounts to Cover Interest Shortfalls                                                       2,994.59
Less: Delinquent Service Fees                                                                          61,204.13
Collected Servicing Fees for Current Period:                                                         175,477.36

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                 1,186,346.07

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class A                  8,246,6             411       9,359,79                                                    -
                                                                                                                   -

Total                    8,246,6             411       9,359,79                                                    -


                  Applied
                  Realized Loss
                  Amount
Class A                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust A                NO             0.00       24,746,219.80     101,715.40          0.00 24,746,219.80

Total                                                24,746,219           101,         0.00 24,746,219.80

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust A            24,746,219.80            0.00


Total              24,746,219.80            0.00







Trust A Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                           0.018283
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                       2,169,591.28
Cumulative Number of Mortgage loans repurchased to date                                                 11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                    20,721.51
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                           3,364,468.31

                 Principal Collected:                                  9,049,549.82

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                310,243.39

                 Delinquency Advances on Mortgage Interest:            1,186,346.07

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                       13,677.00

                 Capitalized Interest Requirement:                                      -

                 Capitalized Interest Fund Earnings                      0.00

                 Capitalized Interest Account                            0.00

                 Investment Earnings on Pre-Funding Account               0.00

                 Remaining Pre-Funding Account:                                         -

                 Sum of the Above Amounts:                                         13,924,284.59

LESS:

                 Servicing Fees (including PPIS):                         178,471.95

                 Non Recoverable Advance                                         122.38

                 Indenture Trustee Fees:                                      3,355.47

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                        59,634.94

                 Reimbursement of Delinquency Advances/Servicin             20,721.51

                 Total Reductions to Available Funds Amount:                            262,584.03

                 Total Available Funds:                                                         13,661,700.56

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4B

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
B                    350,000,000      299,889,11       1,624,31        5,432,6       7,056,977.20
B Certificate                                             645,8                         645,817.76

Totals               350,000,000      299,889,11       2,270,13        5,432,6       7,702,794.96

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
B                                                  294,456,452.      6.290000%     7.181250%
B Certificate                                                              NA            NA

Totals                                             294,456,452.18

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
B                   00755WGD2         856.826038       4.640903      15.521889     20.162792    841.304149
B Certificate                           0.000000       0.993566       0.000000      0.993566      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust B          Principal Balan   7,635,184.19   1,433,308.55     615,450.87  3,707,633.19  1,457,884.48
                 % of Pool Balan        2.48072%       0.46569%       0.19996%      1.20463%      0.47368%
                 Number of Loans             142             28              9            62            21
                 % of Loans             3.48894%       0.68796%       0.22113%      1.52334%      0.51597%

                                Loans
                                in
                                Foreclosure
Trust B          Principal Balan   8,210,104.44
                 % of Pool Balan        2.66751%
                 Number of Loans             120
                 % of Loans             2.94840%

General Mortgage Loan Information:
                                                                                               Trust B
Beginning Aggregate Mortgage Loan Balance                                                   313,213,986.42
Subsequent Mortgage Loans Added This Period                                                          0.00
Principal Reduction                                                                          5,432,661.14
Ending Aggregate Mortgage Loan Balance                                                      307,781,325.28

Beginning Aggregate Mortgage Loan Count                                                                       4,145
Ending Aggregate Mortgage Loan Count                                                                          4,070

Current Weighted Average Coupon Rate                                                             9.631125%
Next Weighted Average Coupon Rate                                                                9.625736%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust B
Scheduled Principal                                                                            364,494.59
Curtailments                                                                                         0.00
Prepayments                                                                                  4,980,322.84
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                            87,843.71
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          (72,122.35)

Total Principal Reduction                                                                         5,360,538.79

Servicer Information:
                                                                                               Trust B
Accrued Servicing Fee for the Current Period                                                         130,505.83
Less: Amounts to Cover Interest Shortfalls                                                       2,161.87
Less: Delinquent Service Fees                                                                          30,906.35
Collected Servicing Fees for Current Period:                                                           97,437.61

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    605,219.48

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class B                  4,980,3               8       5,360,53                                                    -
                                          -                                                                        -

Total                    4,980,3               8       5,360,53                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class B                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust B                NO             0.00       13,324,873.10      72,122.35          0.00 13,324,873.10

Total                                                13,324,873             72         0.00 13,324,873.10

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust B            13,324,873.10            0.00


Total              13,324,873.10            0.00







Trust B Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.02
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                         1629718.08
Cumulative Number of Mortgage loans repurchased to date                                                  8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                      14191.99


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                           1,877,710.01

                 Principal Collected:                                  5,344,817.43

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                  15,721.36

                 Delinquency Advances on Mortgage Interest:               605,219.48

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         7,711.00

                 Capitalized Interest Requirement:                       0.00

                 Capitalized Interest Account  Earnings                  0.00

                 Capitalized Interest Account                            0.00

                 Reversal of Realized Loss Amount                                       -

                 Unreimbursed Delq/Servicing Advances Paid Back           0.00

                 Sum of the Above Amounts:                                           7,851,179.28

LESS:

                 Servicing Fees (including PPIS):                           99,599.48

                 Non-Recoverable Advance                                                -

                 Indenture Trustee Fees:                                      1,827.08

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                        32,487.99

                 Reimbursement of Delinquency Advances/Servicin             14,191.99

                 Total Reductions to Available Funds Amount:                            148,384.32

                 Total Available Funds:                                                           7,702,794.96

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4C

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
C                    100,000,000        81,679,4          431,8        1,871,9       2,303,800.20
C Certificate                                             166,2                         166,200.63

Totals               100,000,000        81,679,4          598,0        1,871,9       2,470,000.83

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
C                                                    79,807,487      6.140000%     7.031250%
C Certificate                                                              NA            NA

Totals                                               79,807,487.49

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
C                   00755WGE0         816.794304       4.318573      18.719429     23.038002    798.074875
C Certificate                           0.000000       0.255693       0.000000      0.255693      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust C          Principal Balan   2,363,920.18     859,093.77      89,250.00  1,517,839.52    682,937.76
                 % of Pool Balan        2.79177%       1.01458%       0.10540%      1.79256%      0.80654%
                 Number of Loans              29             10              1            18             6
                 % of Loans             3.19383%       1.10132%       0.11013%      1.98238%      0.66079%

                                Loans
                                in
                                Foreclosure
Trust C          Principal Balan   2,902,655.73
                 % of Pool Balan        3.42801%
                 Number of Loans              34
                 % of Loans             3.74449%

General Mortgage Loan Information:
                                                                                               Trust C
Beginning Aggregate Mortgage Loan Balance                                                   86,546,515.59
Prefunding                                                                                            N/A
Principal Reduction                                                                          1,871,942.90
Ending Aggregate Mortgage Loan Balance                                                      84,674,572.69

Beginning Aggregate Mortgage Loan Count                                                                931
Ending Aggregate Mortgage Loan Count                                                                   908

Current Weighted Average Coupon Rate                                                             9.576083%
Next Weighted Average Coupon Rate                                                                9.566586%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust C
Scheduled Principal                                                                             51,219.37
Curtailments                                                                                         0.00
Prepayments                                                                                  1,662,960.49
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           157,763.04
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          (47,433.21)

Total Principal Reduction                                                                         1,824,509.69

Servicer Information:
                                                                                               Trust C
Accrued Servicing Fee for the Current Period                                                           36,061.05
Less: Amounts to Cover Interest Shortfalls                                                         521.51
Less: Delinquent Service Fees                                                                            8,837.53
Collected Servicing Fees for Current Period:                                                           26,702.01

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    167,282.18

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class C                  1,662,9             157       1,824,50                                                    -
                                          -                                                                        -

Total                    1,662,9             157       1,824,50                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class C                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a                          Over-       Accelerated      Extra          Over
                  Trigger Event                   Collateral      Principal     Principal     Collateral
                    Occurred                        Amount       Distributed   Distributed      Amount
Trust C                NO                         4,867,085.20      47,433.21          0.00  4,867,085.20

Total                                                  4,867,08             47         0.00  4,867,085.20

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust C             4,867,085.20            0.00


Total               4,867,085.20            0.00







Trust C Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.04
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                         778,673.88
Cumulative Number of Mortgage loans repurchased to date                                                  3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                       235.07
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                              514,527.44

                 Principal Collected:                                  1,714,179.86

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                110,329.83

                 Delinquency Advances on Mortgage Interest:               167,282.18

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         2,473.00


                 Sum of the Above Amounts:                                           2,508,792.31

LESS:

                 Servicing Fees (including PPIS):                           27,223.52

                 Non-Recoverable Advance                                                -

                 Indenture Trustee Fees:                                         504.85

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                        10,550.26

                 Reimbursement of Delinquency Advances/Servicin                  235.07

                 Total Reductions to Available Funds Amount:                              38,791.48

                 Total Available Funds:                                                           2,470,000.83